10% SECURED CONVERTIBLE PROMISSORY NOTES	9 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
10% SECURED CONVERTIBLE PROMISSORY NOTES

On August 12, 2012, the Company entered into a Securities Purchase Agreement to sell up to a maximum of $600,000 of the Company’s 10% Secured Convertible Promissory Notes (“Notes”).

The Notes were scheduled to mature one year from issuance with interest of 10% per annum, being accrued on the unpaid principal amount of the Notes until paid upon maturity, or earlier prepayment or conversion, as defined. The Notes also contained a provision requiring mandatory conversion to common stock upon the occurrence of certain events, such as the Merger and were converted into 2,076,906 shares of common stock on the Merger date.

In August 2012 and November 2012, the Company sold $135,000 and $250,000, respectively, of the 10% Secured Convertible Promissory Notes to investors. Through December 31, 2012 and June 30, 2013, accrued interest on the Notes was $8,663 and $9,612, respectively, and was settled in shares of the Company’s common stock. On January 3, 2013, the Note holders were notified that the conversion price in connection with the Merger would be $0.19 per unit.

The number of conversion securities issuable upon conversion of the Notes was determined by dividing the outstanding principal amount of the Notes and accrued interest on the conversion date by the conversion price in effect.  As a result, $394,612 in Notes and accrued interest was converted to an aggregate of 2,076,906 shares of the Company’s common stock in January 2013.